UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 24, 2011

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	03-0408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on June 24, 2011. The following matters were voted on at the Annual Meeting, with the number of votes cast for, against and abstentions, as applicable in each case, indicated next to such matter.

	For	Against	Abstain	Broker Non-Vote
1. Election of Directors
Arthur J. Reimers	8,741,319	909,127	11,000	9,937,672
Philip L. Carter	9,621,932	28,514	11,000	9,937,672
James H. Bloem	9,589,223	61,223	11,000	9,937,672
Edward L. Kuntz	9,616,553	33,893	11,000	9,937,672
Arthur Siegel	9,470,848	178,598	12,000	9,937,672

	For	Against	Abstain	Broker Non-Vote
2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	19,486,789	25,373	86,956	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: June 27, 2011	By:	/s/ Rebecca L. Myers
Rebecca L. Myers Secretary and Chief Legal Officer